UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): February 28, 2018

 EP ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 EP ENERGY LLC
(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 997-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.02   Results of Operations and Financial Condition

On February 28, 2018, EP Energy Corporation (the “Company”) issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2017 and year-end 2017 proved reserves.  The Company will hold a webcast conference call on March 1, 2018 to discuss those results, including its 2018 program and outlook.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference.

Item 7.01  Regulation FD Disclosure

On February 28, 2018, the Company provided an update on its financial and operational outlook for 2018, including full year and first quarter guidance.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1
Press release dated February 28, 2018 announcing financial and operating results for the fourth quarter and year ended December 31, 2017, including year-end 2017 proved reserves and updated 2018 outlook.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: February 28, 2018	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Senior Vice President, Chief Financial Officer
and Treasurer

EP ENERGY LLC

	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Senior Vice President, Chief Financial Officer
and Treasurer